SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: December 16, 2002


                      CIRCUIT CITY CREDIT CARD MASTER TRUST


             (Exact name of registrant as specified in its charter)


United States                 000-26172                  58-1897792
-------------                 ---------                  ----------
(State or other              (Commission               (IRS Employer
jurisdiction                   File No.)             Identification No.)
of incorporation)


225 Chastain Meadows Court, Kennesaw, Georgia                        30144
---------------------------------------------                        -----
  (Address of principal executive offices)                        (Zip Code)

     Registrant's telephone number, including area code: 770-423-7900

Item 5            Other Events.
                  -------------

                  The Certificateholders Statement for the month of November 2002 was distributed to the Series 2000-1 Certificateholders on December 16, 2002.

                  The Certificateholders Statement for the month of November 2002 was distributed to the Series 2000-2 Certificateholders on December 16, 2002.

                  The Certificateholders Statement for the month of November 2002 was distributed to the Series 2002-1 Certificateholders on December 16, 2002.


Item 7(c).        Exhibits.
                  ---------

                  The  following  is filed as an  exhibit to this  report  under
                  Exhibit 99:

99.1              Series  2000-1  Certificateholders  Statement for the month of
                  November 2002.

99.2              Series  2000-2  Certificateholders  Statement for the month of
                  November 2002.

99.3              Series  2002-1  Certificateholders  Statement for the month of
                  November 2002.








                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CIRCUIT CITY CREDIT CARD
                                          MASTER TRUST


                                          By:      FIRST NORTH AMERICAN
                                                   NATIONAL BANK, as
                                                   Servicer




                                          By:      /s/ Philip J. Dunn
                                                   ------------------
                                                       Philip J. Dunn
                                                       Vice President





Date:  December 16, 2002












                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549











                                    EXHIBITS
                                       TO
                                    FORM 8-K


                      CIRCUIT CITY CREDIT CARD MASTER TRUST









                                INDEX TO EXHIBITS




Exhibit
Number              Exhibit


99.1              Series  2000-1  Certificateholders  Statement for the month of
                  November 2002.

99.2              Series  2000-2  Certificateholders  Statement for the month of
                  November 2002.

99.3              Series  2002-1  Certificateholders  Statement for the month of
                  November 2002.